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                                                                    EXHIBIT 99.2

                              K&F INDUSTRIES, INC.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
               9 5/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2010

                          NOTICE OF GUARANTEED DELIVERY

                  As set forth in the Prospectus dated      , 2003
(the "Prospectus") of K&F Industries, Inc. (the "Company") under "The Exchange Offer" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $250,000,000 in principal amount of its 9 5/8% Series B Senior Subordinated Notes due 2010 (the "Exchange Notes") for all of its outstanding 9 5/8% Series A Senior Subordinated Notes due 2010, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO:               U.S. BANK NATIONAL ASSOCIATION, (the "Exchange Agent")

                                  By Facsimile:

                              Confirm by telephone:

                        By Registered or Certified Mail:
                        U.S. Bank National Association
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                                    By Hand:
                         U.S. Bank National Association

                      By Overnight Courier or Regular Mail:
                         U.S. Bank National Association

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
             AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
               A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                    Sign Here
Principal Amount of Original Notes       Signature(s)___________________________
Tendered___________________________      _______________________________________

                                         Please Print the Following Information
Certificate Nos.
(if available)______________________     Name(s)________________________________

                                         Address________________________________
Total Principal Amount                   _______________________________________
  Represented by Original Notes
  Certificate(s)
                                         Area Code and Tel. No(s).______________
                                         _______________________________________
Account Number_____________________

Dated:  __________________, 2003

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                                    GUARANTEE

                  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                  Name of Firm__________________________________________________

                  Authorized Signature__________________________________________

                  Number and Street or P.O. Box_________________________________

                  ______________________________________________________________

                  City__________ State_____ Zip Code____________________________

                  Area Code and Tel. No.________________________________________

                  Dated:               , 2003

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